SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 25, 1999




                             SMITHFIELD FOODS, INC.

             (Exact name of registrant as specified in its charter)


    VIRGINIA                 0-2258               52-0845861

(State or other           (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


         200 COMMERCE STREET
         SMITHFIELD, VIRGINIA                          23430

 (Address of principal executive                     (Zip Code)
             offices)


Registrant's telephone number, including area code (757) 365-3000

ITEM 5.  OTHER EVENTS

      Smithfield Foods, Inc. (the "Registrant") announced on February 25, 1999 (i) its financial results for the third fiscal quarter, and
(ii) an agreement in principle to acquire Carroll's Foods, Inc. and affiliates, subject among other things to reaching a definitive agreement.

      A copy of a news release issued by the Registrant on February 25, 1999, is filed herewith as Exhibit 99.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SMITHFIELD FOODS, INC.
                           (Registrant)

                           By:  /s/ Aaron D. Trub
                                ------------------
                                  (Signature)

                                 Aaron D. Trub
                                 Vice President, Chief Financial
                                          Officer and Secretary



Dated:   February 26, 1999